EXECUTION VERSION

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This Second Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is dated as of March 20, 2015 and effective in accordance with Section 3 below, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto as subsidiary guarantors (the “Subsidiary Guarantors”), certain Subsidiaries of the Borrower party hereto as limited guarantors (the “Limited Guarantors”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders party to the Credit Agreement.
STATEMENT OF PURPOSE:
The Borrower, each Lender from time to time party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of March 27, 2014 (as amended hereby, by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of January 13, 2015 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (after giving effect to this Amendment).
2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by:
(i)    adding the following defined term in the proper alphabetical order:
“Permitted Fannie Mae Guarantees” means, collectively, (a) each Guaranty of Non-Recourse Obligations dated on March 20, 2015 executed by the Borrower in favor of KeyBank National Association (without giving effect to any amendments or modifications that would materially and adversely affect the rights or interests of the Lenders) (it being understood and agreed that such guaranties shall not include a completion and performance guaranty) and (b) any other customary guaranty of non-recourse obligations (but not a completion and performance guaranty) executed by a Loan Party in favor of a Fannie Mae qualified lender to support one or more Fannie Mae qualified non-recourse mortgage loans entered into by a Wholly Owned Subsidiary of the Borrower (provided that the terms of any guaranty described in this clause (b) shall be no less favorable to the Lenders (when taken as a whole) than those contained in the guaranties described in clause (a) above).
(ii)    amending the definition of “Eurodollar Rate” to add the following as a new paragraph at the end of such definition:

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“Notwithstanding the foregoing, if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”
(iii)    amending clause (iii) to the proviso of the definition of “Excluded Subsidiaries” in its entirety to read as follows:
“(iii) in no event shall any Excluded Subsidiary provide a Guarantee of any Indebtedness of the Borrower or any other Subsidiary of the Borrower (other than an Excluded Subsidiary) nor shall the Borrower or any Subsidiary (other than an Excluded Subsidiary) provide any Guarantee of the Indebtedness of an Excluded Subsidiary (other than Permitted Fannie Mae Guarantees),”

(iv)    amending and restating the definition of “Material Facility” to read in its entirety as follows:
“Material Facility” means, as to the Borrower and its Subsidiaries, (a) the Prudential Note Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and (b) any other agreement(s) creating, evidencing or governing Indebtedness in an aggregate principal amount of $50,000,000 or more incurred after the First Amendment Date by the Borrower or any of its Subsidiaries pursuant to Section 7.3(b) or Section 7.3(i) (but excluding Indebtedness incurred after the First Amendment Date owed to the U.S. Department of Housing and Urban Development (“HUD”), Fannie Mae or a HUD or Fannie Mae qualified lender, in each case, of a type similar to the Indebtedness listed as items 1, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 on Schedule 10.3 of the Prudential Note Purchase Agreement).
3.    Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date of such satisfaction, the “Second Amendment Effective Date”):
(a)    This Amendment shall have been duly authorized, executed and delivered to the Administrative Agent by the parties hereto.
(b)    No Default or Event of Default shall exist under the Credit Agreement or any other Loan Document as of the Second Amendment Effective Date or would result after giving effect to this Amendment.
(c)    The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, fully-executed copies of (i) each Guaranty of Non-Recourse Obligations dated as of March 20, 2015 entered into by the Borrower in favor of KeyBank National Association, (ii) each Multifamily Loan and Security Agreement (Non-Recourse) (Seniors Housing) dated as of March 20, 2015 by and between Care YBE Subsidiary LLC, a Delaware limited liability company (“Care YBE”), and KeyBank National Association, (iii) each Environmental Indemnity Agreement dated as of March 20, 2015 executed by Care YBE to, and for the benefit of, KeyBank National Association (in each case, together with all exhibits and schedules thereto), and (iv) a duly executed amendment to the Prudential Note Purchase Agreement, each certified as true, correct and complete by a Responsible Officer of the Borrower.

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(d)    The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Amendment.
4.    Effect of this Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, consent to, or modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, consent to, or modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
5.    Representations and Warranties/No Default. By its execution hereof, each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
(a)    each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;
(b)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(c)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
6.    Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under any of the

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Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party and (c) agrees that any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
7.    Governing Law. THIS     AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
9.    Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO

National Health Investors, Inc.
Second Amendment
Signature Page

SUBSIDIARY GUARANTORS:

NHI/REIT, INC., a Maryland corporation

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO

FLORIDA HOLDINGS IV, LLC,
a Delaware limited liability company

By:    NHI/REIT, Inc., its Sole Member

By:	/s/J. Justin Hutchens

Name:	J. Justin Hutchens
Title:    President and CEO

National Health Investors, Inc.
Second Amendment
Signature Page

NHI/ANDERSON, LLC,
a Delaware limited liability company
NHI/LAURENS, LLC,
a Delaware limited liability company
TEXAS NHI INVESTORS, LLC,
a Texas limited liability company
NHI OF PARIS, LLC,
a Delaware limited liability company
NHI OF SAN ANTONIO, LLC,
a Delaware limited liability company
NHI OF EAST HOUSTON, LLC,
a Delaware limited liability company
NHI OF NORTHWEST HOUSTON, LLC,
a Delaware limited liability company
NHI-REIT OF FLORIDA, LLC,
a Delaware limited liability company
NHI-REIT OF MINNESOTA, LLC,
a Delaware limited liability company
NHI-REIT OF TENNESSEE, LLC,
a Tennessee limited liability company
NHI SELAH PROPERTIES, LLC,
a Delaware limited liability company
NHI-REIT OF NORTHEAST, LLC,
a Delaware limited liability Company
NHI OF ENNIS, LLC,
a Delaware limited liability company
NHI OF GREENVILLE, LLC,
a Delaware limited liability Company
NHI OF NORTH HOUSTON, LLC,
a Delaware limited liability company
NHI OF WEST HOUSTON, LLC,
a Delaware limited liability Company
NHI-REIT OF WASHINGTON, LLC,
a Delaware limited liability Company

By:    National Health Investors, Inc., the Sole
Member of each limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO

National Health Investors, Inc.
Second Amendment
Signature Page

NHI REIT OF ALABAMA, L.P.,
an Alabama limited partnership
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP,
an Arizona limited partnership
NHI-REIT OF CALIFORNIA, LP,
a California limited partnership
NHI/REIT OF FLORIDA, L.P.,
a Florida limited partnership
NHI-REIT OF GEORGIA, L.P.,
a Georgia limited partnership
NHI-REIT OF IDAHO, L.P.,
an Idaho limited partnership
NHI OF KANSAS, L.P.,
a Kansas limited partnership
NHI-REIT OF MISSOURI, LP,
a Missouri limited partnership
NHI-REIT OF NEW JERSEY, L.P.,
a New Jersey limited partnership
NHI-REIT OF PENNSYLVANIA, L.P.,
a Pennsylvania limited partnership
NHI-REIT OF SOUTH CAROLINA, L.P.,
a South Carolina limited partnership
NHI-REIT OF TEXAS, L.P.,
a Texas limited partnership
NHI-REIT OF VIRGINIA, L.P.,
a Virginia limited partnership

By:    NHI/REIT, Inc., the sole General         Partner of each limited partnership

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO

INTERNATIONAL HEALTH INVESTORS, INC., a
Maryland corporation

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO

National Health Investors, Inc.
Second Amendment
Signature Page

National Health Investors, Inc.
Second Amendment
Signature Page

NHI OF KYLE, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
NHI-REIT OF OHIO, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
NHI-REIT OF OREGON, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
NHI-REIT OF WISCONSIN, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
NHI PROPCO, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO

National Health Investors, Inc.
Second Amendment
Signature Page

NHI-SS TRS, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
NHI-REIT OF NEXT HOUSE, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
NHI-REIT OF MARYLAND, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
MYRTLE BEACH RETIREMENT RESIDENCE, LLC,
an Oregon limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
VOORHEES RETIREMENT RESIDENCE, LLC,
an Oregon limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO
NHI-REIT OF SEASIDE, LLC,
a Delaware limited liability company

By:     /s/J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and CEO

National Health Investors, Inc.
Second Amendment
Signature Page

LIMITED GUARANTORS:

NHI-BICKFORD RE, LLC

By:    NHI Propco, LLC, Inc. its Managing
Member

By:     /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary
WABASH BICKFORD COTTAGE, L.L.C.,
a Kansas limited liability Company

By:    NHI-Bickford RE, LLC, the Sole
Member of each limited liability         company

By:	NHI Propco, LLC, its Managing Member

By:     /s/Kristin S. Gaines
Name:    Kristin S. Gaines
Title:    Secretary

National Health Investors, Inc.
Second Amendment
Signature Page

BICKFORD MASTER II, L.L.C.,
a Kansas limited liability Company

By:    Sycamore Street, LLC, its Managing
Member

By:    /s/Michael D. Eby
Name:    Michael D. Eby
Title:    Co-President

BICKFORD OF CARMEL, LLC,
a Kansas limited liability Company
BICKFORD OF CROWN POINT, LLC,
a Kansas limited liability Company
BICKFORD OF GREENWOOD, LLC,
a Kansas limited liability Company
WABASH BICKFORD COTTAGE OPCO, LLC,
a Kansas limited liability Company
BICKFORD MASTER I, L.L.C.,
a Kansas limited liability Company

By:	Bickford Master II, L.L.C., the Sole Member of each limited liability company

By:	Sycamore Street, LLC, its Managing Member

By:    /s/Michael D. Eby
Name:    Michael D. Eby
Title:    Co-President

National Health Investors, Inc.
Second Amendment
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Issuing Bank, and Lender
By:     /s/Darin Mullis_______________________
Name:    Darin Mullis
Title:    Director

National Health Investors, Inc.
Second Amendment
Signature Page

BANK OF AMERICA, N.A., as Lender

By:     /s/H. Hope Walker
Name:     H. Hope Walker
Title:     V.P.

National Health Investors, Inc.
Second Amendment
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender

By:     /s/Marc Costantino
Name:     Marc Constantino
Title:     Executive Director

National Health Investors, Inc.
Second Amendment
Signature Page

BANK OF MONTREAL, as Lender

By:     /s/Lloyd Baron
Name:     Lloyd Baron
Title:     Director

National Health Investors, Inc.
Second Amendment
Signature Page

KEYBANK NATIONAL ASSOCIATION, as Lender

By:     /s/Laura Conway
Name:     Laura Conway
Title:     Vice President

National Health Investors, Inc.
Second Amendment
Signature Page

REGIONS BANK, as Lender

By:     /s/Michael S. Kimich
Name:     Michael S. Kimich
Title:     Vice President

National Health Investors, Inc.
Second Amendment
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:     /s/J. Stephen Klose
Name:     J. Stephen Klose
Title:     Authorized Signatory

National Health Investors, Inc.
Second Amendment
Signature Page

STIFEL BANK & TRUST, as Lender

By:     /s/Joseph L. Sooter, Jr.
Name:     Joseph L. Sooter, Jr.
Title:     Senior Vice President

National Health Investors, Inc.
Second Amendment
Signature Page